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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  - - - - - - -


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report
 (Date of earliest event reported):         May 6, 2004


                            Symbol Technologies, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     1-9802                 11-2308681
       --------                     ------                 ----------
    (State or other            (Commission File           (IRS Employer
    Jurisdiction of                Number)             Identification No.)
    Incorporation)


  One Symbol Plaza
  Holtsville, New York                                        11742
-------------------------------                            ----------
  (Address of principal                                    (Zip Code)
    executive offices)


Registrant's telephone number, including
   area code:                                            (631) 738-2400


Former name or former address, if changed
    since last report:                                   Not Applicable
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         The Registrant issued a press release dated May 7, 2004 updating the status of the previously disclosed litigation between its wholly owned subsidiary, Telxon Corporation, and Smart Media of Delaware, Inc. A copy of the press release is attached as Exhibit 99.1 hereto, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibit is included herein:

Exhibit 99.1   Press Release dated May 7, 2004

               "Symbol Technologies Updates Status of Smart Media Case"

                                   SIGNATURES

         Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             SYMBOL TECHNOLOGIES, INC.




Date: May 13, 2004                  By: /s/ Mark T. Greenquist
                                        ----------------------------
                                        Name:  Mark T. Greenquist
                                        Title: Senior Vice President
                                               and Chief Financial Officer

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                          EXHIBIT INDEX

Exhibit        Description
-------        -----------

Exhibit 99.1   Press Release dated May 7, 2004

               "Symbol Technologies Updates Status of Smart Media Case"